CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)
Monday February 26th, 2020

***** 2nd 8-k for today *****

Access-Power, Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417

or

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Current Events

******THIS IS THE 2nd 8-k FILED FOR TODAY******

300,000,000 AS
244,144,121 OS
Patrick J Jensen owns 131,244,121 fully restricted shares at the TA Estimated trading float 98,374,146 SHARES
ESTIMATED MARKET SHORT over 200,000,000 shares
Patrick J Jensen

NOTHING HAS CHANGED

ACCR ONLY CATERS TO INTRASTATE OF MICHIGAN
MEDICAL MARIJUANA CLONES

https://www.youtube.com/watch?v=xbhCPt6PZIU

EXCEPT:
http://www.clonesbycars.com - Just invented by Patrick J Jensen for exclusively for ACCR, and today ACCR "invented" a new procedure for growing a 1-2 week LEGENDARY CLONE from Legendary Marijuana Clones delivered by Car! TM **Invented today

INTRO:
It took over 20 years of only BUYING ACCR SHARES over these years to acquire just under 54% of the total voting common shares of this Corporation. We are low on funds, but negotiating on some
NEW DEBT for only $50,000.00. We are extremely excited, because if that individual offers us the Loa, then we will ACCEPT a $50,000.00 straight loan debt to go onthe ACCR books. There is no assurance that this straight equity debt will be negotiated.
We have exchange of emails for some crazy talk of $1,000,000.00 funding, but the terms were NOT acceptable for my Shareholders. We also spent 11 years in the DARK GREY MARKET, but all of that changed on October 18, 2019.

We will use any proceeds of funding very responsibly. Look at a recent conversation earlier today in playland, PINK NO INFO land.

https://ih.advfn.com/stock-market/USOTC/access-power-inc-
florida-pk-ACCR/stock-price

"Remove / Restore Message : Access-Power, Inc.
Go to Public 	Replies(1) | Previous | Next
Posted by: integral  ** WEALTHY US CITIZEN TO LOAN PATRICK
In reply to: CyberCall  (TM) Date:2/26/2020 1:15:13 PM
Post #7004 of 7038

Where is the Biz Plan? You can put it on your website using a secure portal with a login, password and an NDA for an electronic sig. But I doubt you actually spent six months drafting a 500 page $50,000 B-Plan. Because you don't know how to. You post on the internet all day every day and the posts are incoherent."

The above represents playtime in playland. We all just really in compliance with REGULATION FD. However, as you can see...
the $50,000.00 was offered to the Company. Look right there, again $50,000.00 was offered to ACCESS-POWER, INC. in play funnyland.

Today, at 8pm EST, Access-Power, Inc. is pleased to announce that the Company has decided to voluntarily engage in a 60 DAY QUIET
PERIOD.

https://www.sec.gov/fast-answers/answersquiethtm.html

This quiet period is initiated also to let off some steam from posting on some public message boards like Twitter, etc.

This QUIET PERIOD is being effected for 60 days, and for the the following reasons today:

1. The Company believes that there is a hard press NAKED SHORT currently being performed on the Company, even
TODAY.  The estimated NAKED SHORT is estimated at over
200,000,000 shares in our Company stock.  We believe this
"HARD PRESS NAKED SHORT" is performed when there
is effected NAKED SHORING in ACCR.
This HARD PRESS NAKED SHORT was effected from 1999 -
2008, and continued until TODAY!  EVERYDAY,  ACCR is in
a Spiral of a NAKED SHORT.....ACCR IS IN PERIL BECAUSE OF
THIS CRIMINAL ACTIVITY. Plus one day to the upside, and the next day to the down side. NAKED SHORTING also freely occurs between settlement days today! Right before the eyes of the SEC. I made a new friend who is going to help me!

ONLY WAY TO FORCE THE NAKED 200,000,000 PRESS SHORT
to release the grasp, and to force a COVER....it to LET ACCR TRADE and considering everything I have mentioned.....just let it trade.

For this information, Patrick J Jensen would like to be 100% compensated for his pain and suffering in ACCR, and that is paid for as a FINDERS FEE for the CRIMINAL NAKED FREE PRESS
SHORT FEE for uncovering this major criminal financial industry scene. I am in excruciating pain right now, and awaiting on my SSA Disability application. I am still in so much sharp pain.

I invvested about bought over $650,000.00 of this common stock over the years. Crazy, huh?

I AM NOT A SELLER OF COMMON STOCK PERIOD!

Example #1

ACCR was first short sold by BISH and Bamboo LLC---> we were then gutted by the BAUM atoorney who is no longer able to present LAW in CA or TX through today.
https://www.sec.gov/news/press/2008/2008-204.htm

2. The SEC has recognized CRIMINAL NAKED SHORTING.  The
Company was a victim of CRIMINAL CONVERTIBLE DEATH
DEBENTURES until from 1990 to 2020.

Example #2
https://www.sec.gov/spotlight/shortsales.shtml

3.  The panel and history of some CRIMINAL NAKED
SHORTING occured under the radar. The money involved in CRIMINAL NAKED SHORT SELLING is severe in the GREY and PINK markets. There is no focus, and this is because of all the rampant CRIME in the area. There is profitability in this realized scheme, as the SEC is now just still writing and learning on this criminal subject.

Example #3
https://www.sec.gov/rules/petitions/4-500/jdfinnerty050505.pdf
https://www.sec.gov/answers/nakedshortsale.htm

Listen, please I have many plans, and just have an intinial funding plan for $50,000.00. ACCR once, SEC REGISTERED will be the perfect comeback REVERSE MERGER PLAY!

Subject to a FINRA name cxhange and symbol change.

May GOD BLESS our comeback story.

https://www.youtube.com/watch?v=xbhCPt6PZIU

I, Patrick J Jensen, Director of ACCR
Efects this QUIET PERIOD NOW!

The following should be considered in connection with an evaluation of our business and recent market activities as described above:

There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.

If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment.

Cautionary Language Concerning Forward-Looking Statements

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.

Respectfully submitted before the Commission, because PATRICK is a warrior, and a MASTER at ECONOMICs and a MASTER GROWER, and a MASTER SALESMANSHIP......I make sales to see RESULTS.


Best,

Patrick J. Jensen
Director
Access-Power, Inc.
February 26, 2020